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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2008
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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Massachusetts                0-12742                 04-2457335
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(State or Other Jurisdiction        (Commission              (IRS Employer
        of Incorporation)           File Number)          Identification No.)

One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (781) 275-6000
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              (Registrant's telephone number, including area code)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On August 29, 2008, Spire Corporation (the "Company") entered into a Lease Agreement (the "Lease") with SPI-Trust, a Trust of which Roger Little, Chairman of the Board, Chief Executive Officer and President of the Company, is the sole trustee and principal beneficiary, with respect to 90,000 square feet of space comprising the entire building in which the Company has occupied space since June 1, 2003. The term of the Lease commences on September 1, 2008, and continues for seven (7) years until August 31, 2015. The Company has the right to extend the term of the Lease for an additional five (5) year period. The annual rental rate for the first year of the Lease is $12.50 per square foot on a triple-net basis, whereby the tenant is responsible for operating expenses, taxes and maintenance of the building. The annual rental rate increases on each anniversary by $0.75 per square foot. If the Company exercises its right to extend the term of the Lease, the annual rental rate for the first year of the extended term will be the greater of: (a) the rental rate in effect immediately preceding the commencement of the extended term; or (b) the market rate at such time, and on each anniversary of the commencement of the extended term the rental rate will increase by $0.75 per square foot. In addition, the Company is required to deposit with the Landlord $300,000 as security against performance by the Company of the Company's covenants and obligations under the Lease. The Landlord is responsible, at its sole expense, to make certain defined tenant improvements to the building by no later than February 28, 2009. The Company believes that the terms of the Lease are commercially reasonable and reflective of market rates. This transaction has been approved by the independent members of Company's Board of Directors, comprising a majority of Directors after Directors Roger G. Little's and Mark C. Little's disclosure of personal interest and recusal from deliberation and voting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (d) Exhibits.
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           Exhibit No.                      Description
           -----------                      -----------

           10(ae)        Lease Agreement, dated 1 September 2008, between Roger
                         G. Little, Trustee of SPI-Trust, and Spire Corporation.




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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION



Date: August 29, 2008                  By: /s/ Christian Dufresne
                                           -------------------------------
                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX


           Exhibit No.                      Description
           -----------                      -----------

           10(ae)        Lease Agreement, dated 1 September 2008, between Roger
                         G. Little, Trustee of SPI-Trust, and Spire Corporation.